UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 2011

KUNEKT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-53561

(Commission File Number)

26-1173212

(IRS Employer Identification No.)

Unit 1, 12/F International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong

(Address of principal executive offices, Zip Codes are not applicable in Hong Kong)

+852 2824 8178

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 20, 2011, we entered into a share exchange agreement (the "Xingwei Agreement") with AMS-INT Asia Limited ("AMS"), one of the two shareholders of AMS (the "AMS Xingwei Shareholder") and Guangzhou Xingwei Communications Technology Ltd. Inc. ("Xingwei"). Pursuant to the terms of the Xingwei Agreement, we have agreed to acquire all of the AMS shares held by the AMS Xingwei Shareholder in exchange for the issuance of 35,000,000 shares of our common stock to the AMS Xingwei Shareholder, on the basis of 43,750 shares of our common stock for each one AMS share held, subject to the satisfaction or waiver of certain conditions precedent as set out in the Xingwei Agreement. On or before the closing of the Xingwei Agreement, AMS will incorporate a company under the laws of the People's Republic of China which will enter into agreements with Xingwei and its shareholders such that AMS will have effective management control of Xingwei at closing.

On January 20, 2011, we also entered into a share exchange agreement (the "Yiyueqiji Agreement" and, together with the Xingwei Agreement, the "Agreements") with AMS-INT Asia Limited ("AMS"), the remaining shareholder of AMS (the "AMS Yiyueqiji Shareholder") and Beijing Yiyueqiji Science and Technology Development Ltd. Inc. ("Yiyueqiji"). Pursuant to the terms of the Yiyueqiji Agreement, we have agreed to acquire all of the AMS shares held by the AMS Yiyueqiji Shareholder in exchange for the issuance of 70,600,000 shares of our common stock to the AMS Yiyueqiji Shareholder, on the basis of 7,673 shares of our common stock for each one AMS share held, subject to the satisfaction or waiver of certain conditions precedent as set out in the Yiyueqiji Agreement. On or before the closing of the Yiyueqiji Agreement, AMS will incorporate a company under the laws of the People's Republic of China which will enter into agreements with Yiyueqiji and its shareholders such that AMS will have effective management control of Yiyueqiji at closing.

Conditions Precedent to the Closing of the Agreements

The closing of the Agreements is subject to the satisfaction of conditions precedent as set forth in the respective Agreements, including, among other things, the following:

1.

we will have reviewed and approved of all materials in the possession and control of AMS, the shareholders of AMS, and Yiyueqiji or Xingwei, as applicable, which are germane to our decision to proceed with the respective Agreements;

2.

we will be reasonably satisfied that the due diligence, analysis and other customary examinations that we have performed regarding the financial position and the business of AMS and Yiyueqiji or Xingwei, as applicable, are consistent, in all material respects, with the representations and warranties of AMS, its shareholders and Yiyueqiji or Xingwei, as applicable;

3.

we shall have received, and had a reasonable opportunity to review, a copy of the consolidated audited financial statements for AMS for the fiscal year ended December 31, 2010 (consolidated to include the financial statements of Yiyueqiji and Xingwei), and the comparative period thereto, and the consolidated unaudited interim financial statements for AMS for the three months ended March 31, 2011 and the comparative period thereto, all prepared in accordance with United States generally acceptable accounting principles ("GAAP") and audited by an independent auditor registered with the Canadian Public Accounting Board and the United States Public Company Accounting Oversight Board;

4.	AMS will have provided us with a legal opinion of its counsel with respect to AMS (and its subsidiaries) and Yiyueqiji or Xingwei, as applicable in a form reasonably satisfactory to our solicitors;
5.

all required approvals, consents, authorizations and waivers relating to the consummation of the transactions contemplated in the Agreements, including antitrust clearance to the extent applicable, will have been obtained;

6.	the approval of our board of directors, the board of directors of AMS and the board of directors of Yiyueqiji or Xingwei, as applicable, will have been obtained;

7.

we shall have received, and had a reasonable opportunity to review, copies of the agreements pursuant to which management control of Yiyueqiji or Xingwei, as applicable, has been transferred to AMS, and we will be reasonably satisfied with the content of such agreements;

8.	neither we, AMS nor Yiyueqiji or Xingwei, as applicable, will have any outstanding liabilities at the closing of the respective Agreements;
9.	no material adverse change will have occurred with the business or assets of our company, AMS or Yiyueqiji or Xingwei, as applicable;
10.

as a condition pertaining solely to the Yiyueqiji Agreement, we will have $1,500,000, less the total amount of any operational advances made to AMS prior to the closing of the Yiyueqiji Agreement, on our balance sheet at the closing of the Yiyueqiji Agreement;

11.

as a condition pertaining solely to the Yiyueqiji Agreement, AMS and Yiyueqiji will have an aggregate total of $1,500,000 cash on their respective balance sheets at the closing of the Yiyueqiji Agreement, as determined in accordance with GAAP and as confirmed by the auditors of AMS to our satisfaction; and

12.

as a condition pertaining solely to the Xingwei Agreement, Xingwei will have generated revenues of more than $5,000,000 for the year ended December 31, 2010, as determined in accordance with GAAP and as confirmed by the auditors of AMS to our satisfaction.

Due to conditions precedent to the closing of the Agreements, including those set out above, and the risk that the conditions precedent will not be satisfied, there is no assurance that our company will complete the acquisition of the shares of AMS, as contemplated in the Agreements.

The securities of our company to be issued to the shareholders of AMS upon the closing of the respective Agreements will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state in the United States, and will be issued in reliance upon an exemption from registration under the Securities Act of 1933. The securities may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from such registration requirements.

A copy of the Xingwei Agreement is attached hereto as Exhibit 2.1. A copy of the Yiyueqiji Agreement is attached hereto as Exhibit 2.2.

Item 8.01	Other Events

Pursuant to Rule 135c of the Securities Act of 1933, a News Release is filed as exhibit 99.1 to this Form 8-K Current Report.

Item 9.01	Financial Statements and Exhibits
Exhibits
2.1	Agreement with AMS-INT Asia Limited and Guangzhou Xingwei Communications Technology Ltd Inc.
2.2	Agreement with AMS-INT Asia Limited and Beijing Yiyueqiji Science and Technology Development Ltd Inc.
99.1	News Release dated January 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUNEKT CORPORATION

By: /s/ Mark Bruk

Mark Bruk
Chief Executive Officer

Dated: January 24, 2011